SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

		Filed by the Registrant	[X]
		Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust
Fidelity Advisor Series IV
Fidelity California Municipal Trust
Fidelity California Municipal Trust II
Fidelity Charles Street Trust
Fidelity Fixed-Income Trust
Fidelity Garrison Street Trust
Fidelity Hereford Street Trust
Fidelity Income Fund
Fidelity Massachusetts Municipal Trust
Fidelity Municipal Trust
Fidelity Municipal Trust II
Fidelity Newbury Street Trust
Fidelity New York Municipal Trust
Fidelity New York Municipal Trust II
Fidelity Oxford Street Trust
Fidelity Revere Street Trust
Fidelity School Street Trust
Fidelity Union Street Trust
Fidelity Union Street Trust II

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
I M P O R T A N T URGENT PROXY VOTING REQUEST

A few weeks ago we mailed you proxy information to enable you to vote on important proposals that affect your fund(s). This information describes each proposal and asks for your vote on these important issues.

Many Fidelity funds are mailing proxy materials at the same time. Please vote all proxies you receive. Your vote is important, no matter how large or small your holdings may be.

Until we receive a sufficient number of votes, the Special Meeting of Shareholders scheduled for July 15, 2009 cannot be held. If you do not plan to cast your vote at the meeting on July 15, 2009, please indicate your vote on the enclosed proxy card(s). Shareholders who hold more than one account in a fund will receive a separate card for each account and should vote each card.

Voting is quick and easy. Please vote now using one of these options:

1. Vote By Touch-Tone Phone
Please call the toll-free number printed on your proxy card(s) and follow the recorded instructions. The service is available 7 days a week, 24 hours a day.
2. Vote by Internet
Please visit the web site indicated on the enclosed proxy card(s) and follow the on-line instructions.
3. Vote by Mail
Please mail your signed proxy card(s) in the postage-paid envelope.
PLEASE VOTE YOUR PROXY NOW

Please note, D.F. King & Co., Inc. may be utilized to solicit shareholder votes by telephone. The funds may also arrange to have votes recorded by telephone. In the event that you receive a telephone call from a D.F. King & Co., Inc. representative, you may be asked to verify certain personal information for identification verification.

If you have already voted, thank you for your response. If you have any further questions or would like to receive another copy of the proxy statement, please call Fidelity at 1-800-544-8544 (other than Advisor or institutional classes) or 1-877-208-0098 (Advisor or institutional classes). We appreciate your immediate attention. Thank you.

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposals am I being asked to vote on?

You are being asked to elect a Board of Trustees to oversee the funds you own.

In addition, shareholders of funds in Fidelity Advisor Series IV, Fidelity California Municipal, Fidelity Fixed-Income, Fidelity Garrison Street, Fidelity Income Fund, Fidelity Massachusetts Municipal, Fidelity Municipal, Fidelity New York Municipal, Fidelity School Street, and Fidelity Union Street Trusts also are being asked to amend the Declaration of Trust for their funds and trusts to reduce the required quorum for future shareholder meetings.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

Pursuant to each trust's governing document, the Trustees have determined that each trust's Board will have eight members: two "Interested" trustees and six "Independent" trustees. Trustees are determined to be "Interested" by virtue of, among other things, their affiliation with the funds, trusts, or various other entities under common control with Fidelity Management & Research Co. (FMR). Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Are Board members paid?

Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details these fees, in the proxy statement.

Why are you proposing to reduce the required quorum for future shareholder meetings for certain funds and trusts?

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trusts' business, such as the election of Trustees. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting.

The reduced quorum requirement is not prohibited by Massachusetts or federal law. Most Fidelity trusts already have a quorum requirement of one-third of the shares entitled to vote, and this proposal is intended to bring these trusts in line with other Fidelity trusts.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of each of the funds on the record date. The record date is May 18, 2009.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-8544 (other than for Advisor or institutional classes) or 1-877-208-0098 (Advisor or institutional classes only).

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

MEGA1A_2009-pxl2-0509
1.897890.101

BROADRIDGE VERSION:

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyvote.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

D.F. KING VERSION:

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.2voteproxy.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

  I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

  Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349